EXHIBIT 10.1

AMENDMENT NO. 1 TO TRANSACTION DOCUMENTS

Dated as of September 29, 2006

THIS AMENDMENT NO. 1 TO TRANSACTION DOCUMENTS (this “Amendment”) is entered into by and among MVL Film Finance LLC (the “Borrower”), MVL Productions LLC (“MPROD”), Marvel Studios, Inc. (“Marvel Studios”), Marvel Characters, Inc. (“MCI”), MVL Rights LLC (“MRI”), Ambac Assurance Corporation, in its capacity as Control Party (as defined in the Credit Agreement referred to below) (“Ambac”) and HSBC Bank USA, National Association, in its capacity as Collateral Agent (as defined in the Credit Agreement referred to below) (“Collateral Agent”). All capitalized terms used herein without definition shall have the meanings specified in the Credit Agreement referred to below, or, if not defined therein, in the Master Agreement referred to below.

PRELIMINARY STATEMENTS:

(1)          WHEREAS, reference is made to (i) the Credit and Security Agreement dated as of August 31, 2005 (the “Credit Agreement”) among the Borrower, the financial institutions and commercial paper conduits from time to time party thereto, General Electric Capital Corporation, as Administrative Agent, and the Collateral Agent, (ii) the Master Development and Distribution Agreement dated as of August 31, 2005 (the “Master Agreement”) among the Borrower, MPROD and Marvel Studios, (iii) the MEI Covenant Letter dated August 31, 2005 (the “MEI Covenant Letter”) made by MEI, Marvel Studios, MCI, MRI and MPROD in favor of Ambac, the Lenders and the Borrower, and (iv) the Assignment Agreement and the MVL License Agreement referred to therein and dated as of the date thereof;

(2)          WHEREAS, Marvel Studios has advised Ambac that the Marvel characters “The Hulk” and “Iron Man” have become Unencumbered Characters (as defined in the MEI Covenant Letter) (each of “The Hulk” and “Iron Man” an “Unencumbered Character” and collectively, the “Unencumbered Characters”) and wishes to finance an Unencumbered Character Project (as defined in the MEI Covenant Letter) (an “Unencumbered Character Project”) with respect to each of them under the facility available to the Borrower pursuant to the Credit Agreement;

(3)          WHEREAS, Marvel Studios has advised Ambac that Avi Arad is no longer an officer of Marvel Studios, and that Kevin Feige is now the most senior creative officer of Marvel Studios; and

(4)          WHEREAS, the Borrower, MPROD and Marvel Studios have asked Ambac to provide an amendment of certain of the Transaction Documents to permit (i) the transfer of Film Rights in the Unencumbered Characters to the Borrower, (ii) the financing of Motion Pictures based on the Unencumbered Characters as Main Characters under the Transaction Documents and (iii) permit, at Marvel Studios’ request, the withdrawal of all rights

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in an Unencumbered Character if in good faith the conditions to the Initial Funding that is a Film Related Advance related to such Unencumbered Character have not been satisfied and the Control Party has not waived any such unsatisfied conditions as further articulated herein, and Ambac and the Collateral Agent are willing to grant the requests of the Borrower, MPROD and Marvel Studios and to amend the Transaction Documents on the terms and conditions hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

SECTION 1.     Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Transaction Documents are hereby amended as follows:

(a)          Each of the following schedules to the Assignment Agreement is hereby amended to include the information set forth in the corresponding schedule set forth in Exhibit A to this Amendment: Schedule 1.10, Schedule 1.15, Schedule 1.17, Schedule 1.27, Schedule 3.3(A), Schedule 3.3(B), Schedule 3.3(C), Schedule 3.3(F) and Schedule 3.3(I).

(b) Clause (ii) in the defined term “Approvable Distribution Term Change” set forth in Section 1(a) of the Master Agreement is hereby amended in it entirety to read as follows:

“(ii) any increase in the distribution fee payable to the Studio Distributor thereunder from the distribution fee described in the Paramount Agreement as in effect on the Closing Date, other than an increase to up to 12.5% with respect to television distribution by Universal (to the extent Universal serves as the Studio Distributor for a Picture) in the United States and the United Kingdom,”

(c) Each of the following defined terms set forth in Section 1(a) of the Master Agreement is hereby amended in its entirety to read as follows or, as applicable, added in its proper alphabetical order:

“Amendment No.1 to Transaction Documents” means that certain Amendment No. 1 to Transaction Documents dated as of September 29, 2006 by and among MVL, MRI, MPROD, Marvel Studios, MCI, Ambac Assurance Corporation, in its capacity as Control Party and HSBC Bank USA, National Association, in its capacity as Collateral Agent.

“Hulk License” means that certain Hulk Exclusive Cross License Agreement dated as of September 29, 2006 by and between MVL and MRI.

“Iron Man License” means that certain Iron Man Exclusive Cross License Agreement dated as of September 29, 2006 by and between MVL and MRI.

“MEI” means Marvel Entertainment, Inc., a Delaware corporation formerly known as Marvel Enterprises, Inc.

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“Studio Distribution Agreement” means (i) the Paramount Agreement, (ii) the Universal Hulk Agreement (with respect to Distribution Rights related to the Marvel character known as “The Hulk” only) or (iii) such other distribution agreement with any other Studio Distributor other than with respect to the Reserved Distribution Rights in form and substance satisfactory to MVL and the Control Party, in each case, as amended, restated, supplemented or otherwise modified from time to time with the prior written consent of MVL and the Control Party; provided, however, that the Control Party’s consent with respect to any such other distribution agreement or amendment, restatement, supplement or modification may be withheld (i) with respect to any terms referenced in the definition of Approvable Distribution Term Change, at the sole discretion of the Control Party, and (ii) in the case of any other provisions, only in the event the Control Party determines, in its reasonable judgment, that such agreement or modification will have a material adverse effect on the rights of the Secured Parties under the Credit Agreement or of the Control Party under the Transaction Documents taken as a whole and as in effect as of the Closing Date and only after the Control Party has advised MPROD in writing of the specific terms causing it to withhold its consent.

“Studio Distribution Fee Cap” means, with respect to a Completed Film, ten percent (10%) of the cumulative Gross Receipts for such Completed Film (excluding Gross Receipts derived from the exploitation of the Reserved Distribution Rights) in those countries in the Geographical Territories, other than in connection with the Reserved Distribution Rights, where the applicable Studio Distributor distributes directly without the services of a subdistributor, subject to an increase to up to 12.5% with respect to television distribution by Universal (to the extent Universal serves as the Studio Distributor for a Picture) in the United States and the United Kingdom. Notwithstanding the foregoing, the Studio Distribution Fee Cap shall not apply to platforms (e.g., theatrical distribution, home video or television) for which, in a specific Geographical Territory, the Studio Distributor does not directly distribute (i.e., uses a subdistributor).

“Unencumbered Character License Agreement” means each of the Hulk License and the Iron Man License.

“Universal Hulk Agreement” means that certain Rights Assignment and Distribution Agreement dated as of December 1, 2005 entered into between MCI, Marvel Studios and Universal Pictures, a division of Universal City Studios LLLP (“Universal Pictures”), with respect to the Marvel character known as “The Hulk”, as the same may from time to time be amended, supplemented or otherwise modified pursuant to the terms thereof with the written consent of the Control Party, such consent to be withheld (i) in the case of any Approvable Distribution Term Change, at the sole discretion of the Control Party, and (ii) in the case of any proposed modification or waiver to any other provisions, only in the event the Control Party determines, in its reasonable judgment, that such amendment, supplement, modification or waiver will have a material adverse effect on the rights of the Secured Parties or the Control Party under the Credit Agreement, or on the Control Party under the Transaction Documents taken as a whole and as in effect as of the Closing Date and only after the Control Party has advised MPROD in writing of the specific terms causing it to withhold its consent.

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(d)         Section 5.02(xvi) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(xvi)    (A) Solely with respect to the first and second Initial Fundings which are Film-Related Advances, (x) Avi Arad acts as a producer of the Motion Picture to be funded with such Initial Funding which is a Film-Related Advance, and (y) Kevin Feige (or such other Person approved by the Control Party, such approval not be to unreasonably withheld) is the most senior creative officer of Marvel Studios, and (B) solely with respect to the third Initial Funding which is a Film-Related Advance, Kevin Feige (or such other Person approved by the Control Party, such approval not be to unreasonably withheld) is the most senior creative officer of Marvel Studios;”.

(e)          A new clause (xxii) is added to Section 5.02 of the Credit Agreement (and such clause shall be deemed included in the “except” parenthetical at the beginning of Section 5.02) reading as follows:

“(xxii) (A) with respect to the first Initial Funding which is a Film Related Advance relating to “The Hulk”, MRI shall have delivered to the Borrower, with a copy to the Control Party and the Collateral Agent, the notice contemplated by Section 2 of the Unencumbered Character License Agreement with respect to “The Hulk”, and (B) with respect to the first Initial Funding which is a Film Related Advance relating to “Iron Man”, MRI shall have delivered to the Borrower, with a copy to the Control Party and the Collateral Agent, the notice contemplated by Section 2 of the Unencumbered Character License Agreement with respect to “Iron Man”.”

(f)           The definition of “MVL License Agreement” in the Master Agreement is hereby amended in its entirety to read as follows:

“MVL License Agreement” means the Exclusive Cross License Agreement of even date herewith between MRI, as licensor of the Rights (as defined therein), and MVL, as licensee of the Rights (as defined therein) provided that as it relates to the Main Character, “The Hulk”, “MVL License Agreement” shall mean the Hulk License and as it relates to the Main Character, “Iron Man”, “MVL License Agreement” shall mean the Iron Man License. For the avoidance of doubt, the termination of an Unencumbered Character License Agreement pursuant to the terms of Section 2 of the Amendment No. 1 to Transaction Documents shall not trigger an Event of Default under Section 8.01(f) of the Credit Agreement.”

(g)          The definition of “MVL License Agreement” in Section 1.7 of the MCI License Agreement (as defined in the Assignment Agreement) is hereby amended in its entirety to read as follows:

“1.7 “MVL License Agreement” means that certain Exclusive Cross License Agreement of even date herewith between MRI and MVL provided that as it relates to the Main Character, “The Hulk”, “MVL License Agreement” shall mean the Hulk License (as defined in the Master Agreement) and as it relates to the Main Character,

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“Iron Man”, “MVL License Agreement” shall mean the Iron Man License (as defined in the Master Agreement).”

(h)          The second whereas clause in the Insurance Agreement (as defined in the Credit Agreement) is hereby amended in its entirety to read as follows:

“WHEREAS, pursuant to: (i) that certain Exclusive Cross License Agreement dated as of August 31, 2005 by and between MRL and the Borrower, MRL licensed to the Borrower the Rights (as defined therein); and (ii) each Unencumbered Character License Agreement by and between MRL and the Borrower, MRL licensed to the Borrower the Rights (as defined therein) (collectively, such license agreements as amended, amended and restated, supplemented or otherwise modified from time to time, the “License Agreement”);”

SECTION 2.	Option to Remove Unencumbered Characters.

(a) In the event that (i) the Borrower or any affiliate of MEI proposes to make (or cause to be made) a Motion Picture based upon an Unencumbered Character as its Main Character and (ii) the Borrower is unable, in good faith and after using reasonable commercial efforts, to satisfy all of the conditions precedent to the Initial Funding of the Film Related Advance for such Motion Picture, the Borrower shall deliver written notice thereof to the Control Party and the Collateral Agent (a “Conditions Notice”). Such Conditions Notice shall describe in reasonable detail the nature and circumstances of the inability to satisfy all such conditions precedent. The Borrower shall make its officers and those of any relevant Affiliate reasonably available for telephonic consultations with the Control Party to discuss the contents of such Conditions Notice and to conduct reasonable due diligence with respect thereto. In the event that the Control Party has not agreed to waive the relevant condition precedent by written notice delivered prior to 5 o’clock p.m. on the tenth Business Day after receipt of such Conditions Notice (or such later day as may be reasonable given the circumstances of the Conditions Notice, not to exceed 30 days after receipt of Conditions Notice), then the Borrower shall have the rights set forth in clause (b) hereof. The Borrower shall provide written notice to the Control Party and the Collateral Agent of its election to exercise such rights (a “Removal Notice”).

(b) If a Removal Notice is properly delivered pursuant to the preceding Section 2(a), on the date specified therein (the “Removal Date”) then;

(i) Section 1(a) of this Amendment and the Unencumbered Character License Agreement (as defined in Section 1(c) of this Amendment) shall be deemed terminated with respect to each Unencumbered Character specified in such Removal Notice (and all references on the Schedules related to such Unencumbered Character or such Unencumbered Character’s Subsidiary Characters or Minor Characters shall be deemed removed); and

(ii) all rights of the Borrower, MRI and MPROD in and to:

(1) each such Unencumbered Character;

(2) all such Unencumbered Character’s Minor Characters and Subsidiary

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Characters;

(3) any agreements related to such Unencumbered Character, including, without limitation, in the case of the “The Hulk”, the Universal Hulk Agreement and that certain Quitclaim Agreement, dated as of December 1, 2005 by and between Universal Pictures and MVL Development LLC; and

(4) in the case of the Unencumbered Character, “The Hulk”, Incredible Productions LLC, a Delaware limited liability company and in the case of the Unencumbered Character, “Iron Man”, Iron Works Productions LLC, a Delaware limited liability company, shall automatically revert to MCI or with respect to any such rights to such Marvel Company designated by the Borrower in the Removal Notice, and the Borrower, MRI , MPROD, the Control Party and the Collateral Agent shall promptly execute and deliver any documentation reasonably requested by Marvel Studios in order to evidence or effectuate such transfer.

SECTION 3.     Conditions Precedent. Section 1 of this Amendment shall become effective as of the date hereof when, and only when, Ambac shall have received:

(a)          counterparts of this Amendment executed by each of the parties hereto;

(b)          a fully-executed assignment agreement, in form and substance reasonably satisfactory to Ambac, assigning MCI’s and MRI’s rights under the Universal Hulk Agreement to MPROD;

(c)          a Short Form MVL Security Agreement Supplement, executed by the Borrower and the Collateral Agent, with respect to the Borrower’s rights in the Unencumbered Characters;

(d)          a fully-executed assignment agreement, in substantially the form of the Assignment Agreement dated as of August 30, 2005 by and among MEI, Marvel Entertainment Group, Inc. and MCI, assigning MEI’s, Marvel Property, Inc.’s (formerly known as Marvel Entertainment Group, Inc.) and MVL Development LLC ’s rights in the Unencumbered Characters to MCI;

(e)          a fully-executed supplemental short form copyright assignment agreement, in form and substance reasonably satisfactory to Ambac, from MCI to MRI with respect to the Unencumbered Characters;

(f)           a fully-executed supplemental short form trademark assignment agreement, in form and substance reasonably satisfactory to Ambac, from MCI to MRI with respect to the Unencumbered Characters;

(g)          a fully-executed supplemental short form copyright license agreement, in form and substance reasonably satisfactory to Ambac, from MRI to the Borrower with respect to the Unencumbered Characters;

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(h)          a fully-executed supplemental short form copyright license agreement, in form and substance reasonably satisfactory to Ambac, from the Borrower to MRI with respect to the Unencumbered Characters;

(i)           a fully-executed supplemental short form copyright license agreement, in form and substance reasonably satisfactory to Ambac, from MRI to MCI with respect to the Unencumbered Characters;

(j)           a fully-executed supplemental short form trademark license agreement, in form and substance reasonably satisfactory to Ambac, from MRI to MCI with respect to the Unencumbered Characters;

(k)          a legal opinion of Alschuler Grossman Stein & Kahan, LLP, counsel to Marvel, with respect to general corporate matters and enforceability of this Amendment and the other Transaction Documents (as amended hereby) in form and substance reasonably satisfactory to Ambac;

(l)           a legal opinion of Alschuler Grossman Stein & Kahan, LLP, counsel to Marvel, with respect to the true transfer of rights in the Unencumbered Characters in form and substance reasonably satisfactory to Ambac;

(m)         a legal opinion of General Counsel to Marvel with respect to general corporate matters;

(n)          each Unencumbered Character License Agreement, in form and substance reasonably satisfactory to Ambac,

(o)          a letter agreement of MEI as to certain matters relating to the Unencumbered Character License Agreement, in form and substance reasonably satisfactory to Ambac, and

(p)          all other documents set forth on the Closing Schedule attached hereto and not otherwise specifically referenced above.

SECTION 4.     Representations and Warranties of the Borrower, MPROD, Marvel Studios, MCI and MRI.

4.1 The Borrower, MPROD, Marvel Studios, MCI and MRI each hereby represents and warrants to Ambac and the Lenders as follows:

(a)          It is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)          The execution, delivery and performance by it of this Amendment and each other Transaction Document to which it is a party (as modified hereby), and the other transactions contemplated hereby and thereby, are within its limited liability company or corporate powers, have been duly authorized by all necessary limited liability company or corporate action, and do not (i) contravene, or constitute a default

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under, its constitutive documents, (ii) violate any Law or applicable writ, judgment, injunction, decree, determination or award except where such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on it or any of its properties, in each case which breach or default has not been permanently waived in accordance therewith or (iv) result in or require the creation or imposition of any Adverse Claim upon or with respect to any of its properties, other than Permitted Liens.

(c)          No consent of any other Person and no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party that has not been obtained is required for the due execution, delivery or performance by it of this Amendment or any other Transaction Document to which it is or is to be a party (as modified hereby).

(d)          This Amendment has been, and each other Transaction Document (as modified hereby) to which it is a party has been, duly executed and delivered by it and is its legal, valid and binding obligation, enforceable against it in accordance with the terms of such document, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

4.2 In addition, the Borrower, MPROD and Marvel Studios, each hereby represents and warrants to Ambac and the Lenders as follows:

(a) No Event of Default, Potential Event of Default, MSI Default Event, MEI Event of Default or Acceleration Event has occurred and is continuing or would result from the execution, delivery and performance by it of this Amendment and the transactions contemplated hereby.

(b)          Participations payable to Avi Arad in connection with his services as producer of the Motion Pictures to be based on the Unencumbered Characters will not exceed the Participations Cap.

4.3 As of the date hereof, MCI makes the representations and warranties set forth in Section 3 of the Assignment Agreement to MRI solely with respect to the assignment of rights in and to the Unencumbered Characters effected hereby.

4.4 As of the date hereof, MRI makes the representations and warranties set forth in Section 15 of the MVL License Agreement to the Borrower solely with respect to the license of rights in and to the Unencumbered Characters effected hereby.

SECTION 5.	Reference to and Effect on the Transaction Documents, Etc.

(a)           This Amendment shall pertain only to the matters expressly referred to above and is effective only for the limited purposes set forth above, and shall not be deemed to authorize any other action or non-compliance on the Borrower’s, MPROD’s or Marvel Studio’s

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part which requires the consent of Ambac, the Collateral Agent or any Lender under any Transaction Document.

(b)          On and after the effectiveness of this Amendment, each reference in any Transaction Document to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Transaction Document, and each reference in each of the other Transaction Documents to such Transaction Document, “thereunder”, “thereof” or words of like import referring to such Transaction Document, shall mean and be a reference to such Transaction Document as amended by this Amendment.

(c)          The Transaction Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby.

(d)          Ambac, as the Control Party, hereby authorizes and instructs the Collateral Agent to execute and deliver this Amendment and all other documents related hereto or as may be necessary or appropriate to effectuate the transactions contemplated by this Amendment, including any and all security agreement supplements and filings under the UCC or other applicable filings.

SECTION 6.     Execution in Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

[Signature pages follow]

                              IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMBAC ASSURANCE CORPORATION

By: /s/ Kevin Graham

Name: Kevin Graham

Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Collateral Agent

By: /s/ Andres E. Serrano

Name: Andres E. Serrano

Title: Vice President

MVL FILM FINANCE LLC

By: /s/ John Turitzin

Name: John Turitzin

Title: Executive Vice President

MVL PRODUCTIONS LLC

By: /s/ John Turitzin

Name: John Turitzin

Title: Executive Vice President

MARVEL STUDIOS, INC.

By: /s/ John Turitzin

Name: John Turitzin

Title: Executive Vice President

MARVEL CHARACTERS, INC.

By: /s/ John Turitzin

Name: John Turitzin

Title: President

MARVEL RIGHTS LLC

By: /s/ John Turitzin

Name: John Turitzin

Title: Executive Vice President

Exhibit A to the Amendment

Schedules to the Assignment Agreement

SCHEDULE 1.10

MAIN CHARACTERS1

Hulk (Robert Bruce Banner)

Iron Man (Tony Stark)

_________________________

1                The information included in parentheses after the name of a character in this Schedule 1.10 shows certain of the alternate names, civilian identities, aliases or former names of each such character. The alternate names, civilian identities, aliases and former names listed for a character relate specifically to the character, may only be used as alternate names, civilian identities, aliases and former names of that character and are included in this Schedule 1.10 to clarify and identify such character.

SCHEDULE 1.17

MINOR CHARACTERS2

Hulk

Heroes

•	Joe Fixit (Hulk’s alter ego)
•	Grey Hulk (Hulk’s alter ego)
•	Dr. Leonard "Doc" Samson

Villains

•	Absorbing Man (Carl "Crusher" Creel)
•	Maestro
•	Madman (Phillip Sterns)
•	Halflife (Tony Masterson)
•	The Gargoyle
•	Flux (Benny Tibbets)

Other

•	Nadia Dornova Blonsky
•	Hulkbusters
•	Colonel Glenn Talbot
•	General John Ryker
•	Richard Milhouse "Rick" Jones
•	Dr. Brian Banner
•	Rebecca Walters
•	Igor Starsky
•	Michael Berengetti
•	Marlo Chandler

Iron Man

Heroes

•	War Machine (James Rupert "Rhodey" Rhodes alter ego)

_________________________

2                The information included in parentheses after the name of a character in this Schedule 1.17 shows certain of the alternate names, civilian identities, aliases or former names of each such character. The alternate names, civilian identities, aliases and former names listed for a character relate specifically to the character, may only be used as alternate names, civilian identities, aliases and former names of that character and are included in this Schedule 1.17 to clarify and identify such character.

Villains

•	Crimson Dynamo
•	Spymaster
•	Ghost
•	Living Laser (Arthur Parks)
•	Titanium Man (Boris Bullski)
•	Justin Hammer
•	Firebrand (Gary Gilbert)
•	BlackLash/Whiplash
•	Blizzard
•	Unicorn
•	Ultimo

Other

•	Pepper Potts
•	Harold Joseph "Happy" Hogan
•	Edwin Jarvis
•	Homer (Heuristically Operative-Matrix-Emulation Rostrum) - computer
•	Ho Yinsen
•	Bethany Ann Cabe
•	Bambina Teresa Bliss Arbogast
•	Morley Erwin
•	Clytemnestra Erwin
•	Howard Stark
•	Yvette Avril
•	Victor Martinelli
•	Carl Walker/Clay Wilson
•	Erica Sondheim
•	Marcy Pearson
•	Abraham Zimmer

SCHEDULE 1.27

SUBSIDIARY CHARACTERS3

Avengers

[Iron Man]4

[Hulk]

Hulk

Villains

Abomination (Emil Blonsky)

Leader (Samuel Sterns)

Other

Elizabeth "Betty" Ross

General Thaddeus E. "Thunderbolt" Ross

Iron Man

Villains

Mandarin (Gene Khan)

Iron Monger (Obadiah Stane)

Other

James Rupert "Rhodey" Rhodes

_________________________

3                The information included in parentheses after the name of a character in this Schedule 1.27 shows certain of the alternate names, civilian identities, aliases or former names of each such character. The alternate names, civilian identities, aliases and former names listed for a character relate specifically to the character, may only be used as alternate names, civilian identities, aliases and former names of that character and are included in this Schedule 1.27 to clarify and identify such character.

4                The characters in brackets (i.e., Iron Man and Hulk) are Main Characters which may be used in connection with a motion picture based upon the Character Title the "Avengers."